EXHIBIT 32.1

SECTION 906 CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER AND PRINCIPAL FINANCIAL OFFICER

OF GLOBAL LEADERS CORP.

In connection with the accompanying Annual Report on Form 10-K of Global Leaders Corp. for the year ended October 31, 2021, the undersigned, Yip Hoi Hing Peter, Chief Executive Officer, Chief Financial Officer and Director of Global Leaders Corp., does hereby certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) such Annual Report on Form 10-K for the year ended October 31, 2021, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in such Annual Report on Form 10-K for the year ended October 31, 2021, fairly presents, in all material respects, the financial condition and results of operations of Global Leaders Corp.

Date: January 28, 2022	By:	/s/ Yip Hoi Hing Peter
Yip Hoi Hing Peter
Chief Executive Officer and Chief Financial Officer
(Principal Executive Officer and Principal Financial and Accounting Officer)